SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 2
                                       TO

                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 17, 2002


                     WESTSTAR FINANCIAL SERVICES CORPORATION
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             (Exact name of Registrant as specified in its charter)




     North Carolina                   000-30515                 56-2181423
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification number)




             79 Woodfin Place, Asheville, North Carolina 28801-2426
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                    (Address of principal executive offices)


Registrant's telephone number, including area code (828) 252-1735


                                 Not Applicable
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                 (Former address of principal executive offices)

Item 4  Changes in Registrant's Certifying Accountant
------  ---------------------------------------------

(a) The Registrant's former accountant, Deloitte & Touche, LLP, was dismissed on April 16, 2002. The former accountant's reports for the past two years and the interim period between December 31, 2001 and April 17, 2002 did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was recommended by the Registrant's Audit Committee and approved by the Registrant's Board of Directors. During the past two fiscal years and the interim period between December 31, 2001 and April 17, 2002, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

(b) The Registrant engaged Dixon Odom PLLC as its independent auditor on April 17, 2002 for the 2002 fiscal year.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WESTSTAR FINANCIAL SERVICES CORPORATION



                                By:      /s/ Randall C. Hall
                                         ---------------------------------------
                                         Randall C. Hall
                                         Executive Vice President and Secretary



Dated:    May 7, 2002

                                  EXHIBIT INDEX
                                  -------------



          Exhibit                                       Description
           Number                                       of Exhibit
           ------                                       ----------

             16 Letter from Deloitte & Touche regarding changes in accountant dated April 17, 2002